SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2000

(null)

                                  (Depositor)

(Issuer in respect of First Horizon Mortgage Pass-Through Trust, Series 2000-H)

                (Exact name of registrant as specified in charter)

Texas                         333-74467                     13-4137908
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214.441.4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)
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Item 5.  Other Events

(null)
                   First Horizon Mortgage Pass-Through Trust
                                 Series 2000-H

On October 25, 2000, The Bank of New York, as Trustee for , First Horizon Mortgage Pass-Through Trust Series 2000-H, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2000, among as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of , First Horizon Mortgage Pass-Through Trust Series 2000-H relating to the distribution date of October 25, 2000 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2000.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2000


(null)


                          By: /s/ Diane Pickett, MBS Unit
                              ------------------------------
                          Name:   Diane Pickett, MBS Unit
                                  Vice President
                                  The Bank of New York,
                                  as Trustee



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                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2000